UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 1018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2012

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
30	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Mid-Cap Growth Fund, covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Economic optimism helped drive stock prices higher in early 2012 when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, U.S. stocks gave back their previous gains, and most major market indices ended the first half of the year close to where they began.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, setting the stage for better business conditions in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2012, through June 30, 2012, as provided by B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2012, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 8.13%, Class C shares returned 7.77%, Class F shares returned 8.06% and Class I shares returned 8.27%.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), produced a total return of 8.10% for the same period.2

Positive macroeconomic trends buoyed equity markets during the first quarter of 2012, but a more challenging environment during the second quarter caused stocks to give back some of their gains. Midcap stocks lagged slightly behind their large-cap counterparts in this environment. The fund produced returns that were roughly in line with its benchmark, as strong stock selections in the consumer discretionary and information technology sectors were balanced by shortfalls in the financials and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index.The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Macroeconomic Developments Produced Abrupt Market Shifts

Improvements in employment trends in early 2012 reassured investors that the U.S. economy continued to grow, driving domestic equity

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

markets higher. Hopes also rose that measures implemented by monetary and fiscal policymakers in the European Union might prevent fiscal instability from spreading from Greece to other nations in a region struggling with heavy debt loads and compromised banking systems.

However, investor confidence waned in the spring as U.S. employment gains moderated. Global developments further undermined equity markets when the first round of Greek elections cast doubt on the political viability of the European bailout plan, and several Spanish banks edged closer to failure due to mounting commercial real estate and mortgage losses. Meanwhile, economic growth in China slowed in response to inflation-fighting programs, threatening a major engine of global growth. As a result, equity markets dipped sharply in April and May, but rebounded to a degree in June when a second round of Greek elections and new European economic initiatives eased macroeconomic concerns.

Research-Driven Investment Process Enhanced Returns

The fund’s research-driven stock selection process identified several strong performers despite the high levels of volatility that prevailed over the first half of the year. In the consumer discretionary sector, investments in the textiles and Internet catalog segments delivered relatively good returns. Top performers included apparel and accessories designer and marketer Michael Kors Holdings, which reported better than expected earnings due to strong watch sales during the 2011 holiday season; apparel maker Under Armour, which posted better than expected earnings driven by product innovation; and online video streaming and DVD rental company Netflix, which rose due to higher domestic streaming results and lower operating costs.

In the information technology sector, the fund’s relatively strong results were driven by technology service providers and semiconductor companies. Payment processorVantiv, a newly public company, reported good first quarter earnings with strong transaction growth and positive pricing trends. Semiconductor maker Skyworks Solutions gained market share at most major mobile device manufacturers, as investors viewed the introduction of Apple’s new iPhone as a source of upside potential to fiscal year 2013 estimates.

The fund’s laggards were concentrated primarily in the financials and health care sectors. Results among financial companies suffered due to the fund’s underweighted exposure to real estate investment trusts (REITs), which were bid up by investors seeking higher yields in a low interest rate environment. Relative returns also suffered in the thrift and mortgage area, where Hudson City Bancorp was pressured due to investor concerns regarding slowing growth and lower net interest margins. In the health care sector, medical device manufacturer Hologic reported disappointing revenues from sales of diagnostic imaging systems and surgical products.

Remaining Focused on Company Fundamentals

With macroeconomic uncertainties regarding growth prospects weighing on equity markets in the United States, Europe, China and other key areas, prospects for continued volatility remain high. Nevertheless, stocks of many midsize U.S. companies with solid fundamentals and good growth potential appear attractively valued. Despite recent macro headline risks, we continue to utilize a long-term view and remain focused on the strategy’s disciplined research-driven investment approach.

July 16, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.
The shares of midsize companies tend to trade less frequently than those of larger, more established companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual
fund.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded
U.S. companies. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$7.76	$11.57	$7.04	$6.16
Ending value (after expenses)	$1,081.30	$1,077.70	$1,080.60	$1,082.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$7.52	$11.22	$6.82	$5.97
Ending value (after expenses)	$1,017.40	$1,013.72	$1,018.10	$1,018.95

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.24% for Class C, 1.36% for
Class F and 1.19% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

Common Stocks—97.5%	Shares		Value ($)
Banks—1.5%
Prosperity Bancshares	44,500		1,870,335
Capital Goods—12.6%
AMETEK	40,403		2,016,514
BE Aerospace	43,060	[a]	1,880,000
Dover	31,360		1,681,210
EMCOR Group	63,490		1,766,292
Hexcel	78,500	[a]	2,024,515
Jacobs Engineering Group	57,620	[a]	2,181,493
Roper Industries	20,059		1,977,415
Triumph Group	37,390		2,103,935
			15,631,374
Commercial & Professional Services—6.7%
Alliance Data Systems	15,830	[a]	2,137,050
Total System Services	79,880		1,911,528
Vantiv, Cl. A	103,910		2,420,064
Waste Connections	59,812		1,789,575
			8,258,217
Consumer Durables & Apparel—1.5%
Harman International Industries	45,830	[a]	1,814,868
Consumer Services—3.9%
International Game Technology	161,910		2,550,083
Six Flags Entertainment	41,830		2,266,348
			4,816,431
Energy—7.2%
Concho Resources	20,650	[a]	1,757,728
Oil States International	28,350		1,876,770
Plains Exploration & Production	44,690	[a]	1,572,194
Range Resources	29,093		1,799,984
Whiting Petroleum	46,660	[a]	1,918,659
			8,925,335
Exchange Traded Funds—4.9%
iShares Russell 2000 Index Fund	102,390	[b]	6,060,464
Food & Staples Retailing—1.9%
Whole Foods Market	25,110		2,393,485

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—2.9%
Dr. Pepper Snapple Group	42,390		1,854,563
Monster Beverage	23,580	[a]	1,678,896
			3,533,459
Health Care Equipment & Services—4.2%
Hologic	50,770	[a]	915,891
Intuitive Surgical	3,750	[a]	2,076,713
Mednax	32,260	[a]	2,211,100
			5,203,704
Household & Personal Products—1.4%
Estee Lauder, Cl. A	31,370		1,697,744
Materials—4.7%
Agnico-Eagle Mines	45,860		1,855,496
Carpenter Technology	35,260		1,686,838
Cytec Industries	37,920		2,223,629
			5,765,963
Media—3.8%
CBS, Cl. B	83,930		2,751,225
Interpublic Group of Cos.	180,000		1,953,000
			4,704,225
Pharmaceuticals, Biotechnology &
Life Sciences—12.6%
Alexion Pharmaceuticals	23,020	[a]	2,285,886
AmerisourceBergen	57,510		2,263,019
Catalyst Health Solutions	22,070	[a]	2,062,221
Jazz Pharmaceuticals	44,790	[a]	2,015,998
Mylan	115,200	[a]	2,461,824
Perrigo	18,790		2,215,905
SXC Health Solutions	22,390	[a]	2,221,312
			15,526,165
Real Estate—1.7%
Mid-America Apartment Communities	30,140	[c]	2,056,754

Common Stocks (continued)	Shares	Value ($)
Retailing—11.4%
American Eagle Outfitters	156,170	3,081,234
Dick’s Sporting Goods	50,900	2,443,200
LKQ	53,380[a]	1,782,892
Michael Kors Holdings	40,800	1,707,072
Under Armour, Cl. A	21,600[a,b]	2,040,768
Urban Outfitters	110,130[a]	3,038,486
		14,093,652
Semiconductors &
Semiconductor Equipment—4.6%
Linear Technology	57,920	1,814,634
LSI	239,080[a]	1,522,940
Skyworks Solutions	86,300[a]	2,362,031
		5,699,605
Software & Services—6.4%
Akamai Technologies	60,460[a]	1,919,605
Citrix Systems	25,640[a]	2,152,222
Electronic Arts	116,950[a]	1,444,333
Nuance Communications	102,400[a]	2,439,168
		7,955,328
Technology Hardware & Equipment—3.6%
MICROS Systems	36,150[a]	1,850,880
Synopsys	86,760[a]	2,553,347
		4,404,227
Total Common Stocks
(cost $108,676,468)		120,411,335

Other Investment—2.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,525,517)	3,525,517[d]	3,525,517

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,525,376)	3,525,376[d]	3,525,376
Total Investments (cost $115,727,361)	103.3%	127,462,228
Liabilities, Less Cash and Receivables	(3.3%)	(4,031,415)
Net Assets	100.0%	123,430,813

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2012, the value of the fund’s securities on loan was $3,570,958 and the value of the collateral held by the fund was $3,525,376.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	12.6	Health Care Equipment & Services	4.2
Pharmaceuticals,		Consumer Services	3.9
Biotechnology & Life Sciences	12.6	Media	3.8
Retailing	11.4	Technology Hardware & Equipment	3.6
Energy	7.2	Food, Beverage & Tobacco	2.9
Commercial & Professional Services	6.7	Food & Staples Retailing	1.9
Software & Services	6.4	Real Estate	1.7
Money Market Investments	5.8	Banks	1.5
Exchange Traded Funds	4.9	Consumer Durables & Apparel	1.5
Materials	4.7	Household & Personal Products	1.4
Semiconductors &
Semiconductor Equipment	4.6		103.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,570,958)—Note 1(b):
Unaffiliated issuers		108,676,468		120,411,335
Affiliated issuers			7,050,893	7,050,893
Cash				9,007
Receivable for investment securities sold				2,464,234
Dividends and securities lending income receivable				87,253
Receivable for shares of Common Stock subscribed				706
Prepaid expenses				33,119
				130,056,547
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				162,308
Liability for securities on loan—Note 1(b)				3,525,376
Payable for investment securities purchased				2,561,528
Payable for shares of Common Stock redeemed				307,313
Accrued expenses				69,209
				6,625,734
Net Assets ($)				123,430,813
Composition of Net Assets ($):
Paid-in capital				156,986,018
Accumulated Investment (loss)—net				(458,181)
Accumulated net realized gain (loss) on investments				(44,831,891)
Accumulated net unrealized appreciation
(depreciation) on investments				11,734,867
Net Assets ($)				123,430,813

Net Asset Value Per Share
	Class A	Class C	Class F	Class I
Net Assets ($)	25,348,984	10,015,281	82,008,783	6,057,765
Shares Outstanding	4,435,502	1,954,197	13,889,339	1,028,832
Net Asset Value Per Share ($)	5.72	5.13	5.90	5.89

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	461,868
Affiliated issuers	1,549
Income from securities lending—Note 1(b)	4,139
Total Income	467,556
Expenses:
Investment advisory fee—Note 3(a)	521,343
Shareholder servicing costs—Note 3(c)	152,549
Distribution fees—Note 3(b)	103,603
Accounting and administration fees—Note 3(c)	38,725
Professional fees	36,312
Registration fees	33,619
Prospectus and shareholders’ reports	31,346
Directors’ fees and expenses—Note 3(d)	13,405
Custodian fees—Note 3(c)	8,636
Miscellaneous	9,652
Total Expenses	949,190
Less—reduction in expenses due to undertaking—Note 3(a)	(12,923)
Less—reduction in fees due to earnings credits—Note 3(c)	(264)
Net Expenses	936,003
Investment (Loss)—Net	(468,447)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,480,763
Net unrealized appreciation (depreciation) on investments	1,283,364
Net Realized and Unrealized Gain (Loss) on Investments	10,764,127
Net Increase in Net Assets Resulting from Operations	10,295,680

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)[a]	December 31, 2011
Operations ($):
Investment income (loss)—net	(468,447)	(956,983)
Net realized gain (loss) on investments	9,480,763	13,536,164
Net unrealized appreciation
(depreciation) on investments	1,283,364	(12,390,087)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,295,680	189,094
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,011,378	10,131,645
Class B Shares	—	58,449
Class C Shares	436,149	1,201,370
Class F Shares	659,153	3,038,977
Class I Shares	2,948,757	3,068,456
Cost of shares redeemed:
Class A Shares	(7,262,023)	(20,995,579)
Class B Shares	(226,190)	(335,578)
Class C Shares	(1,707,938)	(3,327,201)
Class F Shares	(7,395,911)	(11,216,710)
Class I Shares	(1,738,133)	(6,042,331)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(11,274,758)	(24,418,502)
Total Increase (Decrease) in Net Assets	(979,078)	(24,229,408)
Net Assets ($):
Beginning of Period	124,409,891	148,639,299
End of Period	123,430,813	124,409,891
Undistributed investment income (loss)—net	(458,181)	10,266

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)[a]	December 31, 2011
Capital Share Transactions:
Class Ab
Shares sold	520,457	1,880,560
Shares redeemed	(1,254,134)	(3,919,408)
Net Increase (Decrease) in Shares Outstanding	(733,677)	(2,038,848)
Class Bb
Shares sold	—	11,593
Shares redeemed	(42,176)	(67,775)
Net Increase (Decrease) in Shares Outstanding	(42,176)	(56,182)
Class C
Shares sold	82,942	244,835
Shares redeemed	(331,317)	(684,847)
Net Increase (Decrease) in Shares Outstanding	(248,375)	(440,012)
Class F
Shares sold	109,650	542,424
Shares redeemed	(1,226,007)	(2,028,761)
Net Increase (Decrease) in Shares Outstanding	(1,116,357)	(1,486,337)
Class I
Shares sold	492,441	555,073
Shares redeemed	(294,939)	(1,120,660)
Net Increase (Decrease) in Shares Outstanding	197,502	(565,587)

a	Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b	During the period ended June 30, 2012, 11,580 Class B shares representing $61,979 were automatically converted to10,519 Class A shares and during the period ended December 31, 2011, 8,784 Class B shares representing
$43,255 were automatically converted to 8,016 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
Class A Shares	(Unaudited)	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	5.29	5.29	4.00	3.17	6.28	5.80
Investment Operations:
Investment (loss)—net[a]	(.02)	(.04)	(.02)	(.03)	(.05)	(.02)
Net realized and unrealized
gain (loss) on investments	.45	.04	1.31	.86	(3.06)	.76
Total from Investment Operations	.43	—	1.29	.83	(3.11)	.74
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	—	(.26)
Net asset value, end of period	5.72	5.29	5.29	4.00	3.17	6.28
Total Return (%)[b]	8.13[c]	.00[d]	32.25	26.18	(49.52)	12.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57[e]	1.51	1.56	1.77	1.45	1.43
Ratio of net expenses
to average net assets	1.50[e]	1.37	1.36	1.75	1.45	1.43
Ratio of net investment (loss)
to average net assets	(.79)[e]	(.74)	(.55)	(.86)	(.89)	(.32)
Portfolio Turnover Rate	89.29[c]	232.19	204.97	59.66	119	165
Net Assets, end of period
($ x 1,000)	25,349	27,324	38,099	23,448	29,525	97,331

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2012			Year Ended December 31,
Class C Shares	(Unaudited)	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	4.76	4.79	3.66	2.92	5.83	5.44
Investment Operations:
Investment (loss)—net[a]	(.04)	(.07)	(.05)	(.05)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	.41	.04	1.18	.79	(2.83)	.71
Total from Investment Operations	.37	(.03)	1.13	.74	(2.91)	.65
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	—	(.26)
Net asset value, end of period	5.13	4.76	4.79	3.66	2.92	5.83
Total Return (%)[b]	7.77[c]	(.63)	30.87	25.34	(49.91)	11.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.29[d]	2.25	2.36	2.61	2.20	2.13
Ratio of net expenses
to average net assets	2.24[d]	2.12	2.14	2.60	2.19	2.13
Ratio of net investment (loss)
to average net assets	(1.51)[d]	(1.49)	(1.34)	(1.70)	(1.66)	(1.04)
Portfolio Turnover Rate	89.29[c]	232.19	204.97	59.66	119	165
Net Assets, end of period
($ x 1,000)	10,015	10,477	12,661	11,678	14,033	43,825

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
Class F Shares	(Unaudited)	2011	2010	2009†	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	5.46	5.45	4.12	3.26	6.43	5.92
Investment Operations:
Investment (loss)—net[a]	(.02)	(.03)	(.02)	(.02)	(.04)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	.46	.04	1.35	.88	(3.13)	.77
Total from Investment Operations	.44	.01	1.33	.86	(3.17)	.77
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	—	(.26)
Net asset value, end of period	5.90	5.46	5.45	4.12	3.26	6.43
Total Return (%)	8.06[c]	.18	32.28	26.38	(49.30)	13.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36[d]	1.25	1.32	1.38	1.23	1.30
Ratio of net expenses
to average net assets	1.36[d]	1.20	1.30	1.36	1.22	1.30
Ratio of net investment (loss)
to average net assets	(.63)[d]	(.57)	(.50)	(.47)	(.68)	(.03)
Portfolio Turnover Rate	89.29[c]	232.19	204.97	59.66	119	165
Net Assets, end of period
($ x 1,000)	82,009	81,886	89,828	78,218	75,224	182,336

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2012			Year Ended December 31,
Class I Shares	(Unaudited)	2011	2010	2009†	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	5.44	5.42	4.10	3.24	6.39	5.88
Investment Operations:
Investment income (loss)—net[b]	(.01)	(.03)	(.02)	(.02)	(.03)	.00[c]
Net realized and unrealized
gain (loss) on investments	.46	.05	1.34	.88	(3.12)	.77
Total from Investment Operations	.45	.02	1.32	.86	(3.15)	.77
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	—	(.26)
Net asset value, end of period	5.89	5.44	5.42	4.10	3.24	6.39
Total Return (%)	8.27[d]	.37	32.20	26.54	(49.30)	13.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.24[e]	1.23	1.34	1.49	1.20	1.12
Ratio of net expenses
to average net assets	1.19[e]	1.10	1.14	1.47	1.19	1.11
Ratio of net investment income
(loss) to average net assets	(.46)[e]	(.46)	(.33)	(.58)	(.65)	.06
Portfolio Turnover Rate	89.29[d]	232.19	204.97	59.66	119	165
Net Assets, end of period
($ x 1,000)	6,058	4,521	7,575	4,098	3,849	10,266

†	Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s investment adviser.
a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified open-end management investment company.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class F and Class I shares are sold at net asset value per share. Class F shares are sold only to Class F grandfathered investors, and Class I shares are sold only to institutional investors.The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class,

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that pri-oritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	110,788,303	—	—	110,788,303
Equity Securities—
Foreign†	3,562,568	—	—	3,562,568
Exchange
Traded Funds	6,060,464	—	—	6,060,464
Mutual Funds	7,050,893	—	—	7,050,893
† See Statement of Investments for additional detailed categorizations.

For the period ended June 30, 2012, there were no transfers of exchange traded equity securities, U.S.Treasuries, mutual funds or financial futures between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2012, the value of the collateral was 98.7% of the market value of the securities on loan. The fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2012, The Bank of NewYork Mellon earned $1,774 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	6/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,286,006		43,519,423	43,279,912	3,525,517		2.9
Dreyfus
Institutional
Cash
Advantage
Fund	4,940,106		30,116,836	31,531,566	3,525,376		2.9
Total	8,226,112		73,636,259	74,811,478	7,050,893		5.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $52,476,024 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal year 2017.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2012, the fund did not borrow under the Facilities.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million.The fee is payable monthly.

The Manager had agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 29, 2012, so that the annual direct expenses of the fund (excluding Rule 12b-1 distribution plan fees, shareholder services fees, taxes, interest expense, commitment fees on borrowings, brokerage commissions, acquired fund fees and extraordinary expenses) did not exceed 1.15% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $12,923 during the period ended June 30, 2012.

During the period ended June 30, 2012, the Distributor retained $1,188 from commissions earned on sales of the fund’s Class A shares and $382 from CDSCs on redemptions of Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2012, Class B and Class C shares were charged $245 and $39,258, respectively, pursuant to the Class B and C Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the fund’s Board of Directors. During the period ended June 30, 2012, Class F shares were charged $64,100 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents ( securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2012, Class A, Class B and Class C shares were charged $33,793, $81 and $13,086, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended June 30, 2012, Class F shares were charged $39,281 pursuant to the shareholder services agreement.

Under its terms, the Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

“interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan, Class F Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $18,467 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $8,636 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2012, the fund was charged $5,519 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $264.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $80,449, Plan fees $25,358, Shareholder Services Plan fees $32,777, custodian fees $3,612, Chief Compliance Officer fees $3,183, accounting fees $4,929 and transfer agency per account fees $12,000.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2012, amounted to $112,886,747 and $124,221,957, respectively.

At June 30, 2012, accumulated net unrealized appreciation on investments was $11,734,867, consisting of $16,141,459 gross unrealized appreciation and $4,406,592 gross unrealized depreciation.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2012, the Board considered the renewal of the fund’s Investment Advisory Agreement and Fund Accounting and Administrative Services Agreement pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Dreyfus representatives reminded the Board that, effective March 2010, Messrs. Randall Watts and Robert Zeuthen were appointed as the primary portfolio managers for the fund. The Board noted the fund’s total return performance was ranked in the first or second quartile of the Performance Group and Performance Universe (was above the medians) for the one- and two-year periods.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expense ratio was below the Expense Group median and above the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 29, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets. Dreyfus representatives and the Board agreed that the waiver would not be extended.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from,

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

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Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By: _/s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2012

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EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)